UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2014

CBEYOND, INC.

(Exact name of registrant as specified in charter)

Delaware	000-51588	59-3636526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

320 Interstate North Parkway, Suite 500

Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(678) 424-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 19, 2014, Cbeyond, Inc., a Delaware corporation (the “Company”), Birch Communications, Inc., a Georgia corporation (“Parent”), and Hawks Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger”) and the separate corporate existence of Merger Sub will cease with the Company continuing as the surviving corporation in the Merger.

Pursuant to the Agreement and upon the terms and subject to the conditions described therein, at the effective time of the Merger, each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”), issued and outstanding immediately prior to such time will be converted into the right to receive between $9.97 and $10.00 depending on the number of shares of Company Common Stock outstanding at the effective time of the Merger (the “Per Share Merger Consideration”) with the aggregate consideration paid with respect to Company Common Stock and Company stock options not to exceed $323,426,610 plus (x) the aggregate of the exercise prices of any Company stock options exercised after April 17, 2014 and prior to the closing date and (y) any Per Share Merger Consideration paid for shares of Company restricted stock issued to non-employee directors after April 19, 2014, in the ordinary course of the Company’s business (the “2014 Regular Director Grants”). The Per Share Merger Consideration will be payable in cash, without interest, subject to any withholding taxes required by applicable law. To the extent subject to time-based vesting, Company stock options and restricted stock (other than the 2014 Regular Director Grants, which will vest on a pro-rata time basis until the consummation of the Merger) will become fully vested and generally be cancelled upon completion of the Merger in exchange for the Per Share Merger Consideration or, in the case of stock options, the excess, if any, of the Per Share Merger Consideration over the exercise price of the option. To the extent subject to performance-based vesting, Company restricted stock awards will become fully vested, the applicable performance goals will be measured as of the effective time of the Merger and, to the extent such goals are met, converted into the right to receive the Per Share Merger Consideration.

Consummation of the Merger is subject to customary closing conditions, including, without limitation: (i) approval and adoption of the Agreement, the Merger and the other transactions contemplated thereby by an affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock; (ii) approvals by requisite governmental regulators and authorities, including the expiration or early termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and federal and state communications authorities and (iii) the absence of any order, judgment, decree, injunction or ruling that enjoins or prohibits the consummation of the Merger.

The Company has made customary representations and warranties and covenants in the Agreement, including, among other things, covenants that, during the interim period between the execution of the Agreement and the effective time of the Merger, unless Parent otherwise agrees in writing: (i) the Company will conduct its business in all material respects in the ordinary course; and (ii) the Company will not engage in certain kinds of transactions or take certain actions as described in the Agreement. The Agreement also requires the Company to call a meeting of the Company’s stockholders as promptly as reasonably practicable after the execution of the Agreement for the purpose of obtaining the necessary stockholder approval.

The Agreement contains certain termination rights for the Company and Parent. In connection with the termination of the Agreement under specified circumstances, the Company may be required to pay Parent a termination fee of $8,085,665, including in the event Parent terminates the Agreement as a result of a change of recommendation by the Company’s board of directors or certain other actions in connection with alternative acquisition proposals. Additionally, such termination fee may also be payable by the Company if after the Agreement is terminated for certain reasons, the Company enters into an agreement for an alternative acquisition within 12 months after the execution of the Agreement or such acquisition is consummated, under certain circumstances. In connection with the termination of the Agreement under specified circumstances, Parent will be required to pay a termination fee of $16,166,830, including in the event that Parent does not receive requisite financing from lenders to complete the Merger.

The foregoing summary of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement furnished herewith as Exhibit 2.1, which is incorporated herein by reference. The Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub, or Parent, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Merger. The Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules issued in connection with the Agreement. For the foregoing reasons, stockholders and investors should not rely on such representations and warranties as characterizations of statements of factual information at the time they were made or otherwise.

Item 7.01 Regulation FD Disclosure

On April 21, 2014, the Company issued a press release announcing that it had entered into the Agreement, which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Additional Information About the Acquisition and Where to Find It

We will announce a stockholder meeting soon to obtain stockholder approval in connection with the proposed Merger between the Company and Parent. The Company expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed merger. Investors of the Company are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about the Company, Parent and the proposed merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.cbeyond.com or by sending a written request to the Company at 320 Interstate North Parkway, Suite 500, Atlanta, Georgia 30339, Attention: General Counsel.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger will be set forth in the Company’s definitive proxy statement for its stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Merger, the range of consideration of the Merger and the ability of the parties to consummate the Merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) the Company may be unable to obtain stockholder approval as required for the Merger; (2) conditions to the closing of the Merger may not be satisfied and required regulatory approvals may not be obtained; (3) the Merger may involve unexpected costs, liabilities or delays; (4) the business of the Company may suffer as a result of uncertainty surrounding the Merger; (5) the outcome of any legal proceedings related to the Merger; (6) the Company may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement; (8) risks that the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; and (9) other risks to consummation of the Merger, including the risk that the Merger may not be consummated within the expected time period or at all. If the Merger is consummated, the Company stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2013, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Item 9.01 Exhibits and Financial Statements.

(d)	Exhibits

2.1*	Agreement and Plan of Merger, dated as of April 19, 2014, by and among, Cbeyond, Inc., Birch Communications, Inc. and Hawks Merger Sub, Inc.

99.1	Press release, dated April 21, 2014.

*	The exhibits and schedules to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBEYOND, INC.

Date: April 21, 2014
	By:	/s/ J. Robert Fugate
J. Robert Fugate
Executive Vice President and Chief Financial Officer